EXHIBIT 32(b)

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Darden Restaurants, Inc. (“Company”) on Form 10-K for the year ended May 25, 2008, as filed with the Securities and Exchange Commission (“Report”), I, C. Bradford Richmond , Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
July 17, 2008